UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
         --------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 25, 2006


                                   KADANT INC.
             (Exact Name of Registrant as Specified in its Charter)



Delaware                            1-11406                           52-1762325
(State or Other             (Commission File Number)               (IRS Employer
Jurisdiction                                                 Identification No.)
of Incorporation)

One Acton Place
Acton, Massachusetts                                                       01720
(Address of Principal Executive Offices)                              (Zip Code)

                                 (978) 776-2000
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities
         Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
         Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                   KADANT INC.

Item 1.01   Entry into a Material Definitive Agreement.

            On May 25, 2006, the stockholders of Kadant Inc. (the "Company") approved the adoption of the Kadant Inc. 2006 Equity Incentive Plan (the "Plan"). The Plan allows for the issuance of up to 900,000 shares of the Company's common stock, $0.01 par value, subject to adjustments, in the form of stock options, stock appreciation rights, restricted stock and other stock-based awards. The foregoing description of the Plan is qualified in its entirety by the full text of Exhibit 99.1 hereto.


Item 9.01   Financial Statements and Exhibits.

            (c) Exhibits

             No.      Description
            --------------------------------------------------------------------


             99.1     Kadant Inc. 2006 Equity Incentive Plan


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                                   KADANT INC.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    KADANT INC.


Date:  May 31, 2006                            By:  /s/ Thomas M. O'Brien
                                                    ----------------------------
                                                    Thomas M. O'Brien
                                                    Executive Vice President and
                                                    Chief Financial Officer


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